                          TERM SHEET DATED MAY 19, 1998



                        GREEN TREE FINANCIAL CORPORATION
                CERTIFICATES FOR HOME EQUITY LOANS, SERIES 1998-C
                           $500,000,000 (APPROXIMATE)
















--------------------------------------------------------------------------------

        This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final
     Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering
    Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
     affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions
        (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                          TERM SHEET DATED MAY 19, 1998

                        GREEN TREE FINANCIAL CORPORATION
                CERTIFICATES FOR HOME EQUITY LOANS, SERIES 1998-C
                           $500,000,000 (APPROXIMATE)

                               Subject to Revision

SELLER/SERVICER:     Green Tree Financial Corporation ("Green Tree")
TRUSTEE:             U.S. Bank Trust National Association
UNDERWRITERS:        Lehman Brothers (Lead), Merrill Lynch (Co), and First
                      Union (Co)

                                  Ratings             WAL at           Exp Final
                   Amount       (S&P/Fitch)  100% Prepayment Model(1)  Maturity
                   ------       -----------  ------------------------  --------
To Call:
    A-1A ARM      $14,000,000    AAA / AAA              2.03             10/00
    A-1B ARM     $106,000,000    AAA / AAA              2.59             04/05
    A-1          $105,000,000    AAA / AAA              0.85             11/99
    A-2           $79,700,000    AAA / AAA              2.00             01/01
    A-3           $41,900,000    AAA / AAA              3.03             12/01
    A-4            31,000,000    AAA / AAA              4.08             03/03
    A-5            19,900,000    AAA / AAA              5.45             09/04
    A-6            20,000,000    AAA / AAA              4.70             07/04
    A-7 IO                 (2)   AAAr / AAA             2.96             05/01
    M-1            32,500,000    AA / AA                7.42             12/05
    M-2            18,750,000    A / A+                 7.55             12/05
    B-1            20,000,000    BBB / BBB              4.38             09/04
    B-2            11,250,000    BBB- / BBB             7.44             12/05
To Maturity
    M-1            32,500,000    AA / AA                7.95             11/07
    M-2            18,750,000    A / A+                11.81             06/28
    B-1            20,000,000    BBB / BBB              4.38             09/04
    B-2            11,250,000    BBB- / BBB            11.36             06/28
TOTAL BALANCE    $500,000,000
                 ------------
---------------
(1)The Certificates will be priced, with respect to the Fixed Rate Loans, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Loans in the first month of the life of the Fixed Rate Loans and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Certificates will be priced, with respect to the Adjustable Rate Loans, using a constant prepayment rate of 30% CPR.

(2)Interest will be based on a notional principal amount which will equal $25,000,000 (or the Class A Principal Balance for such Payment Date, if less) for the first 36 Payment Dates, and will thereafter, equal zero. The Class A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.


      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:           April 30, 1998 (or the date of origination, if later)
                        for loans other than Subsequent Loans. For each Subsequent Loan, the date of purchase by the Trust.

EXPECTED PRICING:       Week of May 18, 1998

EXPECTED SETTLEMENT:    May 28, 1998

LEGAL FINAL:            November 2029

INTEREST/PRINCIPAL:     The 15th day of each month (or if such 15th day is not a
                        business day, the next succeeding business day) commencing on June 15, 1998.

ERISA:                  Only the Class A Certificates are ERISA eligible.

TAX STATUS:             The Trust will elect to be treated as a separate "real
                        estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

OPTIONAL REDEMPTION:    10% cleanup call.

ADDITIONAL COLLATERAL:  The data set forth below with respect to the Pool is based solely on the loans identified for inclusion in the Pool as of the related Cut-off Date ("Original Loans"). Certain additional loans will be identified for inclusion in the Pool prior to the Closing Date ("Additional Loans"). During a limited period following the Closing Date, the Trust will purchase subsequent loans ("Subsequent Loans"). It is expected that the Additional Loans and Subsequent Loans will have characteristics which are substantially similar to the related group of original loans.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                        HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:     Class A:   16.50% subordination (Class M-1, M-2, B-1 and
                                   B-2) & Residual (Class C)
                        Class M-1: 10.00% subordination (Class M-2, B-1, and
                                   B-2) & Residual (Class C)
                        Class M-2: 6.25% subordination (Class B-1 and B-2) &
                                   Residual (Class C)
                        Class B-1: 2.25% subordination (Class B-2) & Residual
                                   (Class C)
                        Class B-2: Limited Guaranty & Residual (Class C)

DISTRIBUTIONS:          The Pool includes adjustable-rate closed-end home equity
                        loans subject to interest rate adjustments after an initial period of up to 36 months (the "Adjustable Rate
                        Loans"; all Loans other than the Adjustable Rate Loans are referred to herein as the "Fixed Rate Loans").

                        The Amount Available will generally consist of payments made on or in respect of the Loans, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Loans, and to the Class C Certificateholder.

                        The Amount Available will generally be distributed first to the distributions to the Class A Certificateholders, then to the Class M-1 Certificateholders, then to the Class M-2 Certificateholders, then to the Class B-1 Certificateholders, and then to the Class B-2 Certificateholders.

                        Class A Certificates are senior to Class M and Class B Certificates. Class M Certificates are senior to the Class B Certificates.

PRE-FUNDING FEATURE:    On the Closing Date, a portion of the proceeds from the
                        sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account
                        (the "Pre-Funding Account") and used by the Trust to purchase Subsequent Loans during the Pre-Funding Period.
                        The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding
                        Account following the Pre-Funding Period which had been allocated to the purchase of Subsequent Adjustable Rate
                        Loans will be paid to the Class A-1B ARM
                        Certificateholders and any amounts remaining which had been allocated to the purchase of Subsequent Fixed-Rate
                        Loans will be paid to the Class A-1 Certificateholders.

LOSSES ON LIQUIDATED
 LOANS: If Net Liquidation Proceeds from Liquidated Loans in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Loans plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class M-2 Certificateholders and then the Class M-1 Certificateholders.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS A INTEREST:       Interest will be paid concurrently on each Class of
                        Class A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance (in the case of Class A Certificates other than the Class
                        A-7 IO Certificates) or based on the "Notional Principal
                        Amount" (in the case of the Class A-7 IO Certificates).
                        Interest will be calculated on the Class A-7 IO
                        Certificates on the basis of a "Notional Principal
                        Amount" equal to the lesser of (a) the principal balance of the Class A Certificates and (b) $25,000,000
                        (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class A-7 IO Certificates are entitled to receive interest payments only through the Payment Date in May 2001. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                        The Class A-1B ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass Through Rate for the Class A-1B ARM Certificates will be floating and will equal the lesser of :

                              i.   one-month LIBOR plus the Pass-Through Margin;
                              ii.  the Available Funds Pass-Through Rate; or
                              iii. [14.00%].

                        The Pass-Through Margin will equal [___%] per annum through the Payment Date on which the principal balance of the Loans is 10% or more of the Principal Balance of the Loans as of the Cut-off Date, and [2 x initial pricing margin] per annum on each Payment Date on which the principal balance of the Loans is less than 10% of the Principal Balance of the Loans as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Loans. The Expense Adjusted Mortgage Rate on any Adjustable Rate Loan is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is 0.75% per annum and equal to the sum of the servicing fee and the trustee fee.

                        Each other Class of Class A Certificates and the Class A-1A ARM Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Class A Pass-Through Rate, to the extent legally permissible.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS A PRINCIPAL:      After payment of all interest distributable to the Class
                        A Certificateholders, holders of the Class A-1A ARM
                        Certificates and the Class A-1B ARM Certificates will be entitled to receive, as payments of principal, an amount equal to the Class A-1A ARM Percentage and the Class
                        A-1B ARM Percentage, respectively, of the Class A-1 ARM
                        Formula Principal Distribution Amount. The Senior
                        Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the Amount
                        Available after payment of interest on each Class of Class A Certificates (other than the Class A-7 IO
                        Certificates) as follows: (i) that portion, if any, of the Senior Percentage of the Formula Principal
                        Distribution Amount equal to the Class A-6 Lockout Pro
                        Rata Distribution Amount will be distributed to the Class A-6 Certificateholders; and (ii) the remainder of the Senior Percentage of the Formula Principal
                        Distribution Amount will be distributed in the following order: first to the Class A-1 Certificateholders, until the Class A-1 Principal Balance has been reduced to zero, then to the Class A-2 Certificateholders until the Class A-2 Principal Balance has been reduced to zero, and then to the Class A-3 Certificateholders until the Class A-3 Principal Balance has been reduced to zero, and then to the Class A-4 Certificateholders until the Class A-4 Principal Balance has been reduced to zero, and then to the Class A-5 Certificateholders until the Class A-5 Principal Balance has been reduced to zero, and then to the Class A-6 Certificateholders until the Class A-6 Principal Balance has been reduced to zero.

                        The "Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Loan during the related Due Period, (ii) the Scheduled Balance of each Loan which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Loans, (iv) the scheduled principal balance of each Loan that became a liquidated loan during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance, minus (B) the Class A-1 ARM Formula Principal Distribution Amount.

                        The "Class A-1 ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class A-1A ARM and Class A-1B ARM Certificates have been paid in full will generally be equal to the lesser of (A) the sum of (i) the Class A-1A ARM Principal Balance and (ii) the Class A-1B ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Adjustable Rate Loan during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Loan during the related Due Period; (iii) the scheduled principal balance of each Adjustable Rate Loan that became a liquidated loan during the related Due Period; (iv) the scheduled principal balance of each Adjustable Rate Loan repurchased by the Company during the related Due Period; and (v) on any Payment Date which is on or after the Payment Date on which the Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificates have been paid in full, (a) the Senior Percentage times (x) the sum of the amounts described in clauses (i) through (v) of the definition of the Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (i) through
                        (iv) of the definition of the the Class ARM Formula Principal Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificates on such Payment Date.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS A PRINCIPAL
  (continued):          The Class A-1A ARM Percentage for any Payment Date will
                        be (i) 0% prior to the Payment Date in February 2000
                        (unless the Class A-1B ARM Principal Balance has been reduced to zero), (ii) 90% on the Payment Date in February 2000 and each Payment Date thereafter (unless the Class A-1B ARM Principal Balance has been reduced to zero), and (iii) on and after any Payment Date on which the Class A-1B ARM Principal Balance has been reduced to zero (until the Class A-1A ARM Principal Balance has been reduced to zero), 100%. The Class A-1B ARM
                        Percentage for any Payment Date will equal 100% minus the Class A-1A ARM Percentage.

                        The "Class A-6 Lockout Pro Rata Distribution Amount," as to any Payment Date, is an amount equal to the lesser of:

                        (a) the product of (1) the Class A-6 Lockout Percentage, and (2) the product of (A) a fraction, the numerator of which is the Class A-6 Principal Balance immediately preceding such Payment Date and the denominator of which is the Class A Principal Balance less the sum of the Class A-1A ARM Principal Balance and the Class A-1B ARM Principal Balance immediately preceding such Payment Date, and (B) the Senior Percentage of the Formula Principal Distribution Amount for such Payment Date, and

                        (b) the Class A-6 Principal Balance immediately preceding such Payment Date.

                        The "Class A-6 Lockout Percentage" for each Payment Date shall be as follows:

                        Payment Dates                       Lockout Percentage

                        June 1998 - May 2000                      0%
                        June 2000 - May 2002                      20%
                        June 2002 - May 2003                      80%
                        June 2003 - May 2004                      100%
                        June 2004 and thereafter                  300%

                        The Senior Percentage will equal 100% on each Payment Date on which the Class B Principal Distribution Test (as described below) is not satisfied. On each Payment Date on which the Class B Principal Distribution Test has been satisfied, the Senior Percentage will equal a fraction, expressed as a percentage, the numerator of which is the sum of the Class A Principal Balance (excluding the Class A-1A ARM Principal Balance and the Class A-1B ARM Principal Balance) and the Class M Principal Balance for such Payment Date, and the denominator of which is the Pool Scheduled Balance of the Fixed Rate Loans for the immediately preceding Payment Date.

                        The Class A-7 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

CLASS M-1 INTEREST:     After payment of the Class A Distribution Amount,
                        interest will be paid to the Class M-1
                        Certificateholders in an amount equal to the product of
                        (a) the Class M-1 Pass-Through Rate and (b) the then outstanding Class M-1 Principal Balance (less the Class
                        M-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class M-1
                        Pass-Through Rate, to the extent legally permissible.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS M-1 PRINCIPAL:    Class M-1 Certificateholders will not receive principal
                        until the Class A Principal Balance has been reduced to zero. At that time the Class M-1 Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal Distribution Amount, until the Class
                        M-1 Principal Balance has been reduced to zero.

CLASS M-2 INTEREST:     After payment of the Class A and Class M-1 Distribution
                        Amount, interest will be paid to the Class M-2
                        Certificateholders in an amount equal to the product of
                        (a) the Class M-2 Pass-Through Rate and (b) the then outstanding Class M-2 Principal Balance (less the Class
                        M-2 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class M-2
                        Pass-Through Rate, to the extent legally permissible.

CLASS M-2 PRINCIPAL:    Class M-2 Certificateholders will not receive principal
                        until the Class A and Class M-1 Principal Balances have been reduced to zero. At that time Class M-2 will be entitled to receive the Senior Percentage of the Formula
                        Principal Distribution Amount, until the Class M-2
                        Principal Balance has been reduced to zero.

CLASS B-1 INTEREST:     After payment of the Class A, Class M-1 and Class M-2
                        Distribution Amounts, interest will be paid to the Class
                        B-1 Certificateholders in an amount equal to the product of (a) the Class B-1 Pass-Through Rate and (b) the then outstanding Class B-1 Principal Balance (less the Class
                        B-1 Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class B-1
                        Pass-Through Rate, to the extent legally permissible.

CLASS B-1 PRINCIPAL:    On each Payment Date on which the Class B Distribution
                        Test is satisfied, the Class B Percentage of the Formula
                        Principal Distribution Amount will be paid to the Class
                        B-1 Certificateholders to the extent of the Class B-1
                        Remaining Amount Available after payment of interest on the Class B-1 Certificates, until the Class B-1
                        Principal Balance has been reduced to zero.

                        The Class B Percentage will be equal to 100% minus the Senior Percentage. The Class B Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.

CLASS B PRINCIPAL       The Class B Principal Distribution Test will be deemed
 DISTRIBUTION TESTS:    to be satisfied on a Payment Date if either (a) the
                        Class A Principal Balance and the Class M Principal
                        Balance have each been reduced to zero or (b) each of the following conditions is met (i) the average sixty-day delinquency ratio as of the Payment Date and the prior two Payment Dates must not exceed 6%; (ii) the average thirty-day delinquency ratio as of the Payment
                        Date and the prior two Payment Dates must not exceed
                        12%; (iii) the cumulative realized losses as of the Payment Date must not exceed 7.5%; (iv) the current realized losses as of the Payment Date must not exceed
                        2.0%; (v) the Payment Date is on or after June 2001; and
                        (vi) the Class B Principal Balance divided by the Pool
                        Scheduled Balance as of the immediately preceding
                        Payment Date must be equal to or greater than 12.5%.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS B-2 INTEREST:     After payment of Class A, Class M-1, Class M-2 and Class
                        B-1 Distribution Amounts, interest will be paid to the Class B-2 Certificateholders in an amount equal to the product of (a) the Class B-2 Pass-Through Rate and (b) the then outstanding Class B-2 Principal Balance (less the Class B-2 Liquidation Loss Principal Amount, if any). The Class B-2 Limited Guaranty will be available to pay interest to the Class B-2 Certificateholders if the Class B-2 Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date.
                        Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class B-2 Pass-Through Rate, to the extent legally permissible.

CLASS B-2 PRINCIPAL:    Except as described below, the Class B-2
                        Certificateholders will not receive principal payments until the Class B-1 Principal Balance has been reduced to zero. At that time, if the Class B Principal
                        Distribution Test is satisfied (unless the Class A and
                        Class M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class A, the Class M and the Class B-1 Distribution
                        Amounts and any amounts actually paid under the Class
                        B-2 Limited Guaranty, the Class B-2 Certificateholders will receive the Class B Percentage of the Formula
                        Principal Distribution Amount until the Class B-2
                        Principal Balance has been reduced to zero.

                        On each Payment Date, the Class B-2 Certificateholders will also be entitled to receive, pursuant to the Class B-2 Limited Guaranty, the Class B-2 Liquidation Loss Principal Amount until the Class B-2 Principal Balance has been reduced to zero.

CLASS B-2 LIMITED
 GUARANTY:              The Class B-2 Limited Guaranty will be available to pay
                        the Class B-2 Liquidation Loss principal Amount and the
                        Class B-2 Distribution Amount. The Class B-2 Limited
                        Guaranty will be an unsecured general obligation of the Company.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                HOME EQUITY LOANS

         The Loans consist of both fixed rate and adjustable rate closed-end home equity loans. The adjustable rate closed-end loans are subject to interest rate adjustments after an initial period of up to 36 months (the "Adjustable Rate Loans"). All Loans which are not Adjustable Rate Loans are referred herein as "Fixed Rate Loans." The obligations of the Obligor under each Home Equity Loan are secured by the related real estate.

         The information concerning the Initial Loans presented below is based on a pool originated through April 30, 1998. Green Tree intends to acquire and sell Additional Loans to the Trust by the Closing Date and Subsequent Loans to the Trust thereafter. Although the characteristics of the final pool of Loans will differ from the characteristics of the Initial Loans shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Loans sold to the Trust will vary materially from those of the Initial Loans herein.

                            INITIAL FIXED RATE LOANS

             Number of Loans in Pool:                      5,581
             Wgt. Avg. Loan Rate:                         11.565%
             Range of Rates:                     7.450% - 18.939%
             Wgt. Avg. Orig. Maturity:                       242
             Wgt. Avg. Rem. Maturity:                        241
             Avg. Rem. Princ. Balance:               $ 54,996.63
             Wgt. Avg. CLTV:                               87.61%

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                            INITIAL FIXED RATE LOANS

                                                                          % of Pool by
                  Number of  % of Pool by Number  Aggregate Principal     Outstanding
State               Loans         of Loans        Balance Outstanding  Principal Balance
----------------- ---------  -------------------  -------------------  -----------------
OH                   377             6.76%           $20,637,620.56          6.72%
PA                   357             6.40%            19,576,926.94          6.38%
IL                   324             5.81%            18,894,058.71          6.16%
NC                   336             6.02%            17,707,987.56          5.77%
MI                   307             5.50%            17,378,181.65          5.66%
CA                   252             4.52%            16,757,404.32          5.46%
Other*             3,628            65.01%           195,984,034.38         63.85%
                   -----            ------           --------------         ------

      Total(1)     5,581           100.00%          $306,936,214.12        100.00%
                   =====           =======          ===============        =======

---------------
* No one State in this category constitutes more than 5% of the Initial Fixed Rate Loans Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                YEARS OF ORIGINATION OF INITIAL FIXED RATE LOANS

                                                           % of Pool by
                     Number of  Aggregate Principal   Outstanding Principal
Year of Origination    Loans    Balance Outstanding          Balance
-------------------  ---------  -------------------  ------------------------
       1995                1           $39,093.06               0.01%
       1996                6           217,002.33               0.07%
       1997              256        12,644,910.16               4.12%
       1998            5,318       294,035,208.57              95.80%
                       -----       --------------              ------

      Total            5,581      $306,936,214.12             100.00%
                       =====      ===============             =======

                          INITIAL FIXED RATE LOAN RATES

                                                               % of Pool by
Range of Loans by         Number of  Aggregate Principal   Outstanding Principal
Loan Rates                  Loans    Balance Outstanding         Balance
----------------------    ---------  -------------------   ---------------------
      7.001% - 8.000%           4         $518,427.37               0.17%
      8.001% - 9.000%          60        5,602,087.61               1.83%
      9.001% - 10.000%        415       39,463,901.86              12.86%
     10.001% - 11.000%      1,188       97,494,313.37              31.76%
     11.001% - 12.000%        944       55,585,129.34              18.11%
     12.001% - 13.000%      1,296       54,033,551.80              17.60%
     13.001% - 14.000%      1,087       36,497,920.05              11.89%
     14.001% - 15.000%        387       12,185,235.23               3.97%
     15.001% - 16.000%        119        3,739,032.51               1.22%
     16.001% - 17.000%         53        1,318,181.71               0.43%
Greater than   17.000%         28          498,433.27               0.16%
                            -----     ---------------             -------

   Total                    5,581     $306,936,214.12             100.00%
                            =====     ===============             =======



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

            DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE LOAN AMOUNTS

                                                               % of Pool by
Original Loan            Number of  Aggregate Principal    Outstanding Principal
Amount (in Dollars)        Loans    Balance Outstanding           Balance
-----------------------  ---------  -------------------    ---------------------
      0.00 - 9,999.99        24          $173,027.41                0.06%
 10,000.00 - 19,999.99      930        13,642,987.23                4.44%
 20,000.00 - 29,999.99      848        20,779,089.78                6.77%
 30,000.00 - 39,999.99      654        22,459,423.26                7.32%
 40,000.00 - 49,999.99      610        27,175,688.38                8.85%
 50,000.00 - 59,999.99      586        31,947,464.29               10.41%
 60,000.00 - 69,999.99      445        28,544,957.91                9.30%
 70,000.00 - 79,999.99      321        23,855,288.73                7.77%
 80,000.00 - 89,999.99      264        22,154,495.01                7.22%
 90,000.00 - 99,999.99      205        19,369,099.07                6.31%
100,000.00 - 109,999.99     146        15,240,464.64                4.97%
110,000.00 - 119,999.99     140        15,986,334.52                5.21%
120,000.00 - 129,999.99     102        12,689,057.45                4.13%
130,000.00 - 139,999.99      61         8,209,309.92                2.67%
140,000.00 - 149,999.99      61         8,825,232.21                2.88%
150,000.00 - 159,999.99      42         6,464,756.04                2.11%
160,000.00 - 169,999.99      29         4,725,067.76                1.54%
170,000.00 - 179,999.99      24         4,195,797.48                1.37%
180,000.00 - 189,999.99      14         2,579,528.05                0.84%
190,000.00 - 199,999.99      16         3,127,943.86                1.02%
200,000.00 - 249,999.99      36         8,023,167.39                2.61%
250,000.00 - 299,999.99      13         3,533,754.77                1.15%
300,000.00 - 349,999.99       9         2,884,278.96                0.94%
350,000.00 - 399,999.99       1           350,000.00                0.11%
                          -----      ---------------              -------

 Total                    5,581      $306,936,214.12              100.00%
                          =====      ===============              =======



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

            REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE LOANS

                                                           % of Pool by
                  Number of  Aggregate Principal      Outstanding Principal
Months Remaining    Loans    Balance Outstanding             Balance
----------------    -----    -------------------     ----------------------
Less than   31          2          $70,717.56                   0.02%
       31 - 60         52          794,803.95                   0.26%
       61 - 90         38        1,014,180.21                   0.33%
       91 - 120       358       10,102,554.88                   3.29%
      121 - 150        33          980,243.41                   0.32%
      151 - 180     2,095      100,799,790.25                  32.84%
      181 - 210        27          755,043.82                   0.25%
      211 - 240     1,768       99,625,692.18                  32.46%
      241 - 270         3          150,800.00                   0.05%
      271 - 300       663       46,024,655.42                  14.99%
      301 - 330         2          142,999.24                   0.05%
      331 - 360       540       46,474,733.20                  15.14%
                      ---       -------------                  ------

Total               5,581     $306,936,214.12                 100.00%
                    =====     ===============                 =======

                    LIEN POSITION OF INITIAL FIXED RATE LOANS

              Number of   Aggregate Principal      % of Pool by Outstanding
   Lien         Loans     Balance Outstanding         Principal Balance
-----------     -----     -------------------      ------------------------
First           3,228       $240,258,963.86                78.28%
Second          2,333         66,225,503.00                21.58%
Third              20            451,747.26                 0.15%
                -----       ---------------               ------

   Total(1)     5,581       $306,936,214.12               100.00%
                =====       ===============               =======



            COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE LOANS

                                                                 % of Pool by
                              Number of   Aggregate Principal     Outstanding
Combined Loan-to-Value Ratio    Loans     Balance Outstanding  Principal Balance
----------------------------    -----     -------------------  -----------------
      0.01% - 10.00%                4           $49,079.01            0.02%
     10.01% - 20.00%               16           335,708.83            0.11%
     20.01% - 30.00%               36           998,976.78            0.33%
     30.01% - 40.00%               64         2,221,884.77            0.72%
     40.01% - 50.00%               68         2,602,841.15            0.85%
     50.01% - 60.00%              118         4,846,182.28            1.58%
     60.01% - 70.00%              212         9,912,707.26            3.23%
     70.01% - 80.00%              715        36,902,115.09           12.02%
     80.01% - 90.00%            1,929       110,061,489.17           35.86%
  More than   90.00%            2,419       139,005,229.78           45.29%
                                -----       --------------           ------

   Total(1)                     5,581      $306,936,214.12          100.00%
                                =====      ===============          =======
(1) Percentages do not add to 100% due to rounding.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          INITIAL ADJUSTABLE RATE LOANS

             Number of Loans in Sub-pool:                        785
             Wgt. Avg. Loan Rate:                              9.107%
             Range of Rates:                         6.990% - 16.890%
             Wgt. Avg. Orig. Maturity:                           360
             Wgt. Avg. Rem. Maturity:                            359
             Avg. Rem. Princ. Balance:                  $ 118,504.78
             Wgt. Avg. CLTV:                                   85.53%

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                          INITIAL ADJUSTABLE RATE LOANS

                                                                 % of Pool by
          Number of  % of Pool by Number  Aggregate Principal     Outstanding
State       Loans         of Loans        Balance Outstanding  Principal Balance
------      -----    -------------------  -------------------  -----------------
 CA           80           10.19%           $14,417,129.18           15.50%
 WA           69            8.79%             9,960,863.48           10.71%
 OH           94           11.97%             9,258,027.90            9.95%
 MD           49            6.24%             7,229,643.22            7.77%
 OR           36            4.59%             4,674,446.77            5.02%
Other*       457           58.22%            47,486,144.50           51.05%
             ---           ------            -------------           ------

     Total   785          100.00%           $93,026,255.05          100.00%
             ===          =======           ==============          =======
---------------
* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Loans Outstanding Principal Balance.

              YEARS OF ORIGINATION OF INITIAL ADJUSTABLE RATE LOANS

                                                             % of Pool by
                       Number of   Aggregate Principal   Outstanding Principal
Year of Origination      Loans     Balance Outstanding          Balance
-------------------      -----     -------------------   ---------------------
     1997                 107        $11,173,749.21              12.01%
     1998                 678         81,852,505.84              87.99%
                          ---         -------------              ------

       Total              785        $93,026,255.05             100.00%
                          ===        ==============             =======



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

          DISTRIBUTION OF ORIGINAL INITIAL ADJUSTABLE RATE LOAN AMOUNTS

                                                                % of Pool by
Original Loan             Number of   Aggregate Principal  Outstanding Principal
Amount (in Dollars)         Loans     Balance Outstanding         Balance
-------------------------   -----     -------------------  ---------------------
   10,000.00 - 19,999.99       1            $19,500.00              0.02%
   20,000.00 - 29,999.99      10            251,184.62              0.27%
   30,000.00 - 39,999.99      14            480,498.22              0.52%
   40,000.00 - 49,999.99      38          1,725,572.39              1.85%
   50,000.00 - 59,999.99      62          3,403,092.37              3.66%
   60,000.00 - 69,999.99      48          3,090,390.59              3.32%
   70,000.00 - 79,999.99      50          3,700,182.75              3.98%
   80,000.00 - 89,999.99      69          5,822,450.12              6.26%
   90,000.00 - 99,999.99      54          5,111,354.30              5.49%
  100,000.00 - 109,999.99     59          6,163,965.35              6.63%
  110,000.00 - 119,999.99     62          7,097,316.22              7.63%
  120,000.00 - 129,999.99     60          7,449,691.82              8.01%
  130,000.00 - 139,999.99     41          5,512,533.31              5.93%
  140,000.00 - 149,999.99     24          3,460,464.41              3.72%
  150,000.00 - 159,999.99     32          4,962,825.80              5.33%
  160,000.00 - 169,999.99     35          5,749,252.17              6.18%
  170,000.00 - 179,999.99     20          3,463,263.42              3.72%
  180,000.00 - 189,999.99     21          3,862,154.87              4.15%
  190,000.00 - 199,999.99     14          2,715,700.91              2.92%
  200,000.00 - 209,999.99      8          1,624,593.04              1.75%
  210,000.00 - 219,999.99      4            849,531.37              0.91%
  220,000.00 - 229,999.99      7          1,573,678.78              1.69%
  230,000.00 - 239,999.99      8          1,865,704.08              2.01%
  240,000.00 - 249,999.99      8          1,960,594.32              2.11%
  250,000.00 - 259,999.99      4          1,021,246.14              1.10%
  260,000.00 - 269,999.99      6          1,580,889.81              1.70%
  270,000.00 - 279,999.99      5          1,367,399.38              1.47%
  280,000.00 - 289,999.99      1            289,492.02              0.31%
  290,000.00 - 299,999.99      1            292,105.35              0.31%
  300,000.00 - 309,999.99      2            609,547.64              0.66%
  310,000.00 - 319,999.99      3            943,104.83              1.01%
  320,000.00 - 329,999.99      2            645,661.20              0.69%
  340,000.00 - 349,999.99      5          1,723,106.10              1.85%
  350,000.00 - 359,999.99      3          1,050,468.09              1.13%
  390,000.00 - 399,999.99      2            786,883.39              0.85%
Greater than   399,999.99      2            800,855.87              0.86%
                             ---        --------------            ------

       Total                 785        $93,026,255.05            100.00%
                             ===        ==============            =======



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

          REMAINING MONTHS TO MATURITY OF INITIAL ADJUSTABLE RATE LOANS

                                                            % of Pool by
                   Number of   Aggregate Principal      Outstanding Principal
Months Remaining     Loans     Balance Outstanding             Balance
----------------     -----     -------------------      ---------------------
   331 - 360           785       $93,026,255.05                100.00%
                       ---       --------------                -------

  Total                785       $93,026,255.05                100.00%
                       ===       ==============                =======

                       INITIAL ADJUSTABLE RATE LOAN RATES

                                                             % of Pool by
Range of  Loans by    Number of   Aggregate Principal    Outstanding Principal
Loan Rates              Loans     Balance Outstanding           Balance
------------------      -----     -------------------    ---------------------
 6.001% -  7.000%          8         $1,091,156.59                1.17%
 7.001% -  8.000%        160         22,817,879.78               24.53%
 8.001% -  9.000%        239         30,479,530.19               32.76%
 9.001% -  10.000%       195         23,264,748.41               25.01%
10.001% -  11.000%        97          8,835,778.41                9.50%
11.001% -  12.000%        43          3,507,397.90                3.77%
12.001% -  13.000%        21          1,707,100.23                1.84%
13.001% -  14.000%        16            960,254.51                1.03%
14.001% -  15.000%         4            307,064.69                0.33%
15.001% -  16.000%         1             30,348.27                0.03%
16.001% -  17.000%         1             24,996.07                0.03%
                         ---        --------------              -------

   Total                 785        $93,026,255.05              100.00%
                         ===        ==============              =======

                 LIEN POSITION OF INITIAL ADJUSTABLE RATE LOANS

                                                          % of Pool by
               Number of       Aggregate Principal     Outstanding Principal
    Lien         Loans         Balance Outstanding           Balance
-------------    -----         -------------------     ---------------------
First             785             $93,026,255.05             100.00%
                  ---             --------------             -------

   Total          785             $93,026,255.05             100.00%
                  ===             ==============             =======


          COMBINED LOAN-TO-VALUE RATIO OF INITIAL ADJUSTABLE RATE LOANS

                                                                    % of Pool by
                               Number of   Aggregate Principal  Outstanding Principal
Combined Loan-to-Value Ratio     Loans     Balance Outstanding         Balance
----------------------------     -----     -------------------  ---------------------
        30.01% - 40.00%             2           $142,887.26             0.15%
        40.01% - 50.00%             9            626,963.05             0.67%
        50.01% - 60.00%             4            395,702.67             0.43%
        60.01% - 70.00%            30          2,967,327.07             3.19%
        70.01% - 80.00%           187         19,354,054.77            20.80%
        80.01% - 90.00%           473         60,257,369.97            64.77%
  Greater than   90.00%            80          9,281,950.26             9.98%
                                  ---        --------------           ------

       Total(1)                   785        $93,026,255.05           100.00%
                                  ===        ==============           =======

(1) Percentages do not add to 100% due to rounding



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

         MONTH OF NEXT RATE ADJUSTMENT OF INITIAL ADJUSTABLE RATE LOANS


                               Number of  Aggregate Principal  % of Pool by Outstanding
Month of Next Rate Adjustment    Loans    Balance Outstanding     Principal Balance
-----------------------------    -----    -------------------  ------------------------
1998-05                              3          $290,720.97             0.31%
1998-06                              5           614,024.58             0.66%
1998-07                              1            59,737.76             0.06%
1998-08                              7           638,060.18             0.69%
1998-09                              8           911,423.32             0.98%
1999-02                              3           562,996.76             0.61%
1999-03                              2           325,250.00             0.35%
1999-05                              3           248,519.54             0.27%
1999-06                             11           828,946.90             0.89%
1999-07                              6           711,276.18             0.76%
1999-08                              1            31,550.34             0.03%
1999-09                              3           239,340.67             0.26%
1999-10                             11         1,315,277.19             1.41%
1999-11                             18         1,851,370.82             1.99%
1999-12                             36         4,276,134.34             4.60%
2000-01                            118        12,138,879.53            13.05%
2000-02                            226        26,807,438.52            28.82%
2000-03                            273        35,636,565.94            38.31%
2000-04                             34         4,043,638.57             4.35%
2000-05                              1            25,000.00             0.03%
2000-12                              1            22,979.03             0.02%
2001-01                              1            32,864.93             0.04%
2001-02                              8           862,618.98             0.93%
2001-03                              5           551,640.00             0.59%
                                   ---       --------------           ------

       Total (1)                   785       $93,026,255.05           100.00%
                                   ===       ==============           =======

(1) Percentages do not add to 100% due to rounding



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

          DISTRIBUTION OF GROSS MARGIN OF INITIAL ADJUSTABLE RATE LOANS

                    Number of  Aggregate Principal    % of Pool by Outstanding
Gross Margin (%)      Loans    Balance Outstanding        Principal Balance
------------------    -----    -------------------    ------------------------
 2.001% -  4.000%        2           $292,235.72                 0.31%
 4.001% -  6.000%      267         31,312,568.67                33.66%
 6.001% -  8.000%      486         59,027,564.42                63.45%
 8.001% -  10.000%      28          2,315,966.53                 2.49%
10.001% -  12.000%       2             77,919.71                 0.08%
                       ---        --------------               ------

   Total (1)           785        $93,026,255.05               100.00%
                       ===        ==============               =======

               MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE LOANS

                        Number of  Aggregate Principal  % of Pool by Outstanding
Maximum Loan Rate         Loans    Balance Outstanding      Principal Balance
----------------------    -----    -------------------  ------------------------
     10.001% - 12.000%       2           $325,562.97               0.35%
     12.001% - 14.000%     119         16,086,994.17              17.29%
     14.001% - 16.000%     426         54,549,124.33              58.64%
     16.001% - 18.000%     181         17,992,304.57              19.34%
     18.001% - 20.000%      51          3,709,859.98               3.99%
     20.001% - 22.000%       5            337,412.96               0.36%
Greater than   22.000%       1             24,996.07               0.03%
                             -             ---------               -----

    Total                  785        $93,026,255.05             100.00%
                           ===        ==============             =======

               MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE LOANS

                    Number of  Aggregate Principal     % of Pool by Outstanding
Minimum Loan Rate     Loans    Balance Outstanding         Principal Balance
------------------     -----    -------------------    ------------------------
  4.001% - 6.000%        2           $175,006.59                  0.19%
  6.001% - 8.000%      185         25,780,100.84                 27.71%
  8.001% - 10.000%     422         52,106,058.27                 56.01%
 10.001% - 12.000%     134         11,995,446.60                 12.89%
 12.001% - 14.000%      36          2,607,233.72                  2.80%
 14.001% - 16.000%       5            337,412.96                  0.36%
 16.001% - 18.000%       1             24,996.07                  0.03%
                         -             ---------                  -----

Total (1)              785        $93,026,255.05                100.00%
                       ===        ==============                =======

(1) Percentages do not add to 100% due to rounding



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          CPR PREPAYMENT SENSITIVITIES

                 50% of          75% of          100% of          125% of          150% of
               Prepayment      Prepayment       Prepayment       Prepayment       Prepayment
                 Model*          Model*           Model*           Model*            Model*
              WAL/Maturity    WAL/Maturity     WAL/Maturity     WAL/Maturity      WAL/Maturity
              ------------    ------------     ------------     ------------      ------------
To Call
A - 1A ARM     2.21  03/01    2.08     12/00    2.03  10/00      2.01  10/00     2.01     10/00
A - 1B ARM     5.59  05/11    3.64     08/07    2.59  04/05      1.93  09/03     1.47     08/02
A - 1          1.38  12/00    1.04     03/00    0.85  11/99      0.74  08/99     0.65     06/99
A - 2          3.65  05/03    2.57     10/01    2.00  01/01      1.65  07/00     1.42     03/00
A - 3          6.13  12/05    4.09     04/03    3.03  12/01      2.43  03/01     2.03     09/00
A - 4          8.62  03/08    5.77     04/05    4.08  03/03      3.10  12/01     2.54     03/01
A - 5         10.64  01/10    7.59     09/06    5.45  09/04      3.93  02/03     3.03     10/01
A - 6          6.04  10/09    5.32     07/06    4.70  07/04      4.04  04/03     3.32     03/02
A-7 IO         2.96  05/01    2.96     05/01    2.96  05/01      2.96  05/01     2.96     05/01
M - 1         13.72  04/12    9.77     04/08    7.42  12/05      5.83  05/04     4.70     04/03
M - 2         13.88  04/12    9.88     04/08    7.55  12/05      5.96  05/04     4.88     04/03
B - 1          7.35  03/09    5.18     02/06    4.38  09/04      4.12  05/04     3.92     04/03
B - 2         13.36  04/12    9.52     04/08    7.44  12/05      5.96  05/04     4.88     04/03

To Maturity
M - 1         14.28  12/13   10.54     10/10    7.95  11/07      6.20  10/05     4.93     05/04
M - 2         18.21  06/28   14.78     06/28   11.81  06/28      9.46  06/28     7.68     06/28
B - 1          7.35  03/09    5.18     02/06    4.38  09/04      4.13  08/04     3.99     01/04
B - 2         19.45  06/28   14.26     06/28   11.36  06/28      9.45  06/28     7.99     06/28

---------------

* The Certificates will be priced, with respect to the Fixed Rate Loans, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Loans in the first month of the life of the Fixed Rate Loans and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Certificates will be priced, with respect to the Adjustable Rate Loans, using a constant prepayment rate of 30% CPR.



      Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

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